KEYNOTE SERIES ACCOUNT

Issued by

MONY LIFE INSURANCE COMPANY

Supplement dated March 27, 2020

to the

Prospectus dated May 1, 2018

On December 20, 2019, the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”) was passed as part of the Further Consolidated Appropriations Act, 2020. The legislation makes significant changes to laws affecting tax qualified retirement plans, including IRAs, many of which have a January 1, 2020 effective date.

Please note the following important changes to the required minimum distribution (“RMD”) rules for Qualified Contracts:

•

Under IRAs and defined contribution retirement plans, most non-spouse beneficiaries will no longer be able to satisfy post-death RMD rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.

These changes may affect a Participant’s selection of a Fixed Annuity Option, particularly the payments to be made to a Beneficiary following an annuitant’s death, and a Beneficiary’s election to have the Account Value applied to provide a Fixed Annuity after the Participant’s death. Not all of the Fixed Annuity Options described in the prospectus will comply with RMD rules for all Beneficiaries.

•

The age on which RMDs generally must begin for Plan Participants and traditional IRA Participants is extended from age 70 1⁄2 to age 72 for individuals who reach age 70 1⁄2 on or after January 1, 2020. Individuals who had already attained age 70 1⁄2 as of that date must begin or continue taking RMDs based on the age 70 1⁄2 required beginning date.

Consult your tax adviser if you think you may be affected by these changes.

This Prospectus Supplement must be accompanied or preceded

by the above referenced Prospectus